Subsequent events (Details Narrative)	Oct. 14, 2020
Subsequent Events
Reverse stock split description	reverse split in the range of 1:100 to 1:200, whereby every 100-200 shares of the authorized, issued and outstanding common stock shall be combined into one (1) share of authorized, issued and outstanding common stock
Preferences, rights and limitations amendement description	to amend and restate the certificate of designation of preferences, rights and limitations of the Series A convertible preferred stock in order to restate the designation of 401,000 shares of blank check Preferred Stock as Series A Preferred and refile the rights thereof
Authorized capital description	to amend and restate the Company’s articles of incorporation to keep the authorized shares of Common Stock at 500,000,000 and set the authorized shares of blank check preferred stock at 1,000,000